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                                                                    EXHIBIT 21.1

                          SUBSIDIARIES OF AAR CORP.(1)

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
                                                                                                      STATE OF
                                       NAME OF CORPORATION                                          INCORPORATION
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
AAR Allen Airmotive, Inc.........................................................................        Illinois
AAR Aviation Services, Inc.(2)...................................................................        New York
AAR Aviation Trading, Inc.(3)....................................................................        Illinois
AAR Financial Services Corp......................................................................        Illinois
AAR Hardware Corp.(4)............................................................................        Illinois
AAR Manufacturing, Inc.(5).......................................................................        Illinois
AAR Oklahoma, Inc.(6)............................................................................        Oklahoma
AAR PowerBoss, Inc.(7)...........................................................................        Illinois

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(1)     Subsidiaries  required  to be  listed  pursuant to  Regulation  S-K Item
    601(b)(21).

(2) Also does business under the name of AAR Engine Component Services, AAR Landing Gear Center, AAR Technical Service Center, AAR Technical Service Center -- Midwest and Mars Aircraft Radio.

(3) Also does business under the names AAR Aircraft Turbine Center, AAR Allen Aircraft, AAR Defense Systems and AAR Expendables.

(4)   Also does business under the name AAR Hardware.

(5) Also does business under the names AAR Advanced Structures, AAR Cadillac Manufacturing, AAR Handling Systems, AAR Skydyne and Aeronetics. AAR Manufacturing, Inc. was formerly known as AAR Brooks & Perkins Corp.

(6) Also does business under the names Warsaw Aircraft Parts and AAR Southern Star.

(7)   Also does business under the name AAR PowerBoss.